DERIVATIVE LIABILITIES WARRANTS	12 Months Ended
Dec. 31, 2021
Disclosure Of Derivative Liabilities And Warrants [Abstract]
DERIVATIVE LIABILITIES WARRANTS [Text Block]

6. DERIVATIVE LIABILITIES WARRANTS

The Company has certain outstanding share purchase warrants that are exercisable in a different currency from the Company's functional currency. These warrants are classified as derivative liabilities and carried at fair value and revalued at each reporting date.

As of December 31, 2021, the derivative liabilities were related to 769,230 warrants with an exercise price denominated in Canadian dollars. They were revalued using the weighted average assumptions: volatility of 141% (2020 - 106%), expected term of 0.72 years (2020 - 2 years), a discount rate of 1.01% (2020-0.36%) and a dividend yield of 0% (2020 - 0%). The resulting fair value of these derivative liabilities at December 31, 2021 is $55 (2020: $51).